UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 7, 2015

Meta Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-22140	42-1406262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5501 South Broadband Lane, Sioux Falls, South Dakota 57108
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (605) 782-1767

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 7, 2015, Meta Financial Group, Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “Purchase Agreement”) with Nantahala Capital Partners SI, LP, a Delaware limited partnership (the “Buyer”).  The Buyer is an accredited investor and an existing stockholder of the Company.  Pursuant to the Purchase Agreement, the Company agreed to sell to the Buyer a total of 130,805 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), for aggregate consideration of approximately $6.0 million.  The Company has agreed to sell the shares of Common Stock pursuant to the Purchase Agreement at a price per share equal to the closing price of the Common Stock on December 4, 2015, the most recent closing price at the time the Company and the Buyer entered into the Purchase Agreement.  The Company intends to use the net proceeds from the proposed stock issuance to fund increased balance sheet growth and costs associated with recently executed agreements between MetaBank and multiple payment solutions providers with respect to MetaBank’s payment solutions division, Meta Payment Systems®.  The Company previously announced, on September 24, 2015, its entry into a separate purchase agreement with institutional accredited investors, pursuant to which the Company has agreed to sell to such investors an aggregate of 135,625 shares of Common Stock for aggregate consideration of approximately $5.7 million (the “September 2015 Private Placement”), which shares and consideration are in addition to the shares to be issued, and the consideration to be paid therefor, pursuant to the Purchase Agreement.

The Purchase Agreement contains customary representations, warranties and covenants of the Company and the Buyer, including, among others, indemnification obligations of the Company for the benefit of such Buyer.  The closing of the proposed private placement transaction contemplated by the Purchase Agreement is subject to customary conditions, including the non-occurrence of a material adverse effect as to the Company, and is expected to occur on December 17, 2015.  The Purchase Agreement may be terminated by either the Company, on the one hand, or the Buyer, on the other hand, under certain circumstances if the closing has not occurred by December 31, 2015.  The aggregate shares of Common Stock that the Buyer has agreed to purchase under the Purchase Agreement, together with the shares of Common Stock proposed to be issued pursuant to the September 2015 Private Placement, represent approximately 3.2% of the issued and outstanding shares of Common Stock as of the date hereof.

Pursuant to the Purchase Agreement, the Company and the Buyer have agreed to enter into a separate registration rights agreement (the “Registration Rights Agreement”) at the closing of the proposed private placement transaction contemplated by the Purchase Agreement.  Pursuant to the Registration Rights Agreement, the Company will agree to prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement covering the resale of shares of Common Stock purchased by the Buyer at the closing of the proposed private placement transaction within 30 days after such closing, subject to limited specified exceptions, and to use commercially reasonable efforts to cause such registration statement to be declared effective within 120 days of such closing.  In the event the Company fails to satisfy specified obligations, including with respect to the filing and the effectiveness of the registration statement and other specified circumstances, the Company will be obligated to pay to each Buyer specified liquidated damages until the earlier of the date on which the applicable event is cured or such Buyer no longer owns shares covered by the registration statement.  The form of the Registration Rights Agreement is attached as Exhibit A to the Purchase Agreement.

The offering and sale of the shares of Common Stock described herein are being undertaken by the Company without registration, in a private placement, in reliance upon Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506 of Regulation D as promulgated by the SEC under the 1933 Act.

The Company is relying on such exemptions based in part on representations made by the Buyer, including representations with respect to the Buyer’s status as an accredited investor and investment intent with respect to the shares to be sold pursuant to the Purchase Agreement.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

A copy of the press release announcing the Company’s entry into the Purchase Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ADDITIONAL INFORMATION

Securities to be issued upon the closing of the proposed private placement transaction described herein and the September 2015 Private Placement have not been registered under the 1933 Act or applicable state securities laws, and unless so registered, any such securities sold may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the 1933 Act and applicable state securities laws.  The Company has agreed to file a registration statement with the SEC covering the resale of the shares sold in the private placement and the September 2015 Private Placement following the closing of the private placement transaction.

This report does not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall it constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

Cautions About Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements about the terms, timing, completion and effects of the proposed private placement transaction. However, the Company may not be able to complete the proposed private placement transaction or the September 2015 Private Placement on the terms described herein or other acceptable terms or at all because of a number of factors, including the failure to satisfy closing conditions in the Purchase Agreement.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Securities Purchase Agreement by and between Meta Financial Group, Inc. and Nantahala Capital Partners SI, LP, dated as of December 7, 2015

99.1	Press Release of Meta Financial Group, Inc. dated December 7, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META FINANCIAL GROUP, INC.

By:	/s/ Glen W. Herrick
Glen W. Herrick
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Date:  December 7, 2015

EXHIBIT LIST

Exhibit No.	Description

10.1	Securities Purchase Agreement by and between Meta Financial Group, Inc. and Nantahala Capital Partners SI, LP, dated as of December 7, 2015

99.1	Press Release of Meta Financial Group, Inc. dated December 7, 2015